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Exhibit 99.2

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF INCOME

	For the year ended December 31,
	2008	2007	2006
	(unaudited; in millions, except per unit amounts)
Operating revenue	$10,060.0	$7,282.6	$6,509.0

Operating expenses
Cost of natural gas	8,572.9	6,246.9	5,514.6
Operating and administrative	535.1	434.3	364.8
Power	140.7	117.0	107.6
Depreciation and amortization	223.4	165.6	135.1

	9,472.1	6,963.8	6,122.1

Operating income	587.9	318.8	386.9
Interest expense	180.6	99.8	110.5
Other income	2.9	3.0	8.5

Income from continuing operations before income tax expense	410.2	222.0	284.9
Income tax expense	7.0	5.1	—

Income from continuing operations	403.2	216.9	284.9
Income from discontinued operations	—	32.6	—

Net income	$403.2	$249.5	$284.9

Net income allocable to limited partner units
Income from continuing operations	$352.5	$179.9	$254.0
Income from discontinued operations	—	31.9	—

Net income allocable to limited partner units	$352.5	$211.8	$254.0

Basic and diluted earnings per limited partner unit
Income from continuing operations	$3.63	$2.08	$3.62
Income from discontinued operations	—	0.37	—

Net income per limited partner unit (basic and diluted)	$3.63	$2.45	$3.62

Weighted average limited partner units outstanding	97.1	86.3	70.2

Cash distributions paid per limited partner unit	$3.880	$3.725	$3.700

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	For the year ended December 31,
	2008	2007	2006
	(unaudited; in millions)
Cash provided by operating activities
Net income	$403.2	$249.5	$284.9
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	223.4	165.6	135.1
Derivative fair value (gains) losses	(68.8)	64.2	(64.4)
Gain on sale of net assets	—	(32.6)	—
Inventory market price adjustments	11.6	4.5	17.7
Other	25.5	1.8	7.8
Changes in operating assets and liabilities, net of acquisitions:
Receivables, trade and other	56.1	(11.1)	(36.5)
Due from General Partner and affiliates	(13.3)	3.3	(10.4)
Accrued receivables	91.5	(82.3)	98.8
Inventory	46.0	2.0	1.1
Current and long term other assets	10.2	(3.9)	(2.7)
Due to General Partner and affiliates	(3.6)	23.2	10.1
Accounts payable and other	(17.2)	(3.1)	4.3
Accrued purchases	(222.6)	73.5	(116.4)
Interest payable	13.1	9.5	4.4
Property and other taxes payable	10.3	0.2	(2.0)
Settlement of interest rate derivatives	(22.1)	(0.9)	(10.2)

Net cash provided by operating activities	543.3	463.4	321.6

Cash used in investing activities
Additions to property, plant and equipment	(1,375.4)	(1,980.2)	(864.4)
Changes in construction payables	(40.0)	83.6	30.4
Asset acquisitions, net of cash acquired	(11.7)	—	(33.3)
Proceeds from sale of net assets	—	133.0	0.2
Changes in restricted cash	(0.1)	—	—
Other	(1.1)	(1.4)	0.1

Net cash used in investing activities	(1,428.3)	(1,765.0)	(867.0)

Cash provided by financing activities
Net proceeds from unit issuances	731.6	628.8	509.6
Distributions to partners	(286.7)	(245.4)	(227.4)
Net proceeds from issuances of long-term debt	1,286.7	592.8	297.6
Repayments of long-term debt	(56.0)	(31.0)	(31.0)
Net borrowings (repayments) under Credit Facility	(233.2)	400.0	—
Net commercial paper issuances (repayments)	(268.0)	(171.5)	111.4
Affiliate note borrowings	—	130.0	—
Affiliate note repayments	—	(136.2)	(20.0)

Net cash provided by financing activities	1,174.4	1,167.5	640.2

Net increase (decrease) in cash and cash equivalents	289.4	(134.1)	94.8
Cash and cash equivalents at beginning of year	50.5	184.6	89.8

Cash and cash equivalents at end of period	$339.9	$50.5	$184.6

ENBRIDGE ENERGY PARTNERS, L.P.

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

	December 31,
	2008	2007
	(unaudited; dollars in millions)
ASSETS
Current assets
Cash and cash equivalents	$339.9	$50.5
Restricted cash	0.1	—
Receivables, trade and other, net of allowance for doubtful accounts of $2.6 in 2008 and $1.9 in 2007	103.0	157.8
Due from General Partner and affiliates	40.5	27.2
Accrued receivables	507.3	598.8
Inventory	53.0	110.6
Other current assets	80.7	14.8

	1,124.5	959.7
Property, plant and equipment, net	6,722.9	5,554.9
Goodwill	256.5	256.5
Intangibles, net	88.7	91.5
Other assets, net	108.3	29.0

	$8,300.9	$6,891.6

LIABILITIES AND PARTNERS' CAPITAL
Current liabilities
Due to General Partner and affiliates	$42.2	$45.8
Accounts payable and other	225.3	400.4
Accrued purchases	381.2	603.8
Interest payable	34.0	20.9
Property and other taxes payable	32.8	22.5
Current maturities of long-term debt	420.7	31.0

	1,136.2	1,124.4
Long-term debt	3,223.4	2,862.9
Notes payable to affiliate	130.0	130.0
Other long-term liabilities	84.4	202.8

	4,574.0	4,320.1

Commitments and contingencies
Partners' capital
Class A common units (76,088,834 and 55,238,834 at December 31, 2008 and 2007, respectively)	2,104.0	1,340.7
Class B common units (3,912,750 at December 31, 2008 and 2007)	85.0	72.9
Class C units (19,688,968 and 18,073,367 at December 31, 2008 and 2007, respectively)	886.5	874.1
i-units (14,763,055 and 13,564,086 at December 31, 2008 and 2007, respectively)	553.8	515.3
General Partner	84.7	62.9
Accumulated other comprehensive income (loss)	12.9	(294.4)

	3,726.9	2,571.5

	$8,300.9	$6,891.6

NET INCOME PER LIMITED PARTNER UNIT

        Net income per limited partner unit is computed by dividing net income, after deduction of Enbridge Energy Company, Inc.'s (the "General Partner") allocation, by the weighted average number of our limited partner units outstanding. The General Partner's allocation is equal to an amount based upon its general partner interest, adjusted to reflect an amount equal to its incentive distributions and an amount required to reflect depreciation on the General Partner's historical cost basis for assets contributed on formation of the Partnership. We have no dilutive securities. Net income per limited partner unit was determined as follows:

	For the year ended December 31,
	2008	2007	2006
	(unaudited; in millions, except per unit amounts)
Income from continuing operations	$403.2	$216.9	$284.9
Income from discontinued operations	—	32.6	—

Net income	$403.2	$249.5	$284.9

Allocations to the General Partner:
Income from continuing operations	(8.1)	$(4.3)	$(5.7)
Incentive distributions	(42.4)	(32.5)	(25.1)
Historical cost depreciation adjustments	(0.2)	(0.2)	(0.1)

	(50.7)	(37.0)	(30.9)
Income from discontinued operations	—	(0.7)	—

	$(50.7)	$(37.7)	$(30.9)

Allocations to limited partner units:
Income from continuing operations	$352.5	$179.9	$254.0
Income from discontinued operations	—	31.9	—

	$352.5	$211.8	$254.0

Basic and diluted earnings per limited partner unit:
Income from continuing operations	$3.63	$2.08	$3.62
Income from discontinued operations	—	0.37	—

Net income per limited partner unit (basic and diluted)	$3.63	$2.45	$3.62

Weighted average limited partner units outstanding	97.1	86.3	70.2

SEGMENT INFORMATION

        Our business is divided into operating segments, defined as components of the enterprise, about which financial information is available and evaluated regularly by our Chief Operating Decision Maker in deciding how resources are allocated and performance is assessed.

        Each of our reportable segments is a business unit that offers different services and products that is managed separately, since each business segment requires different operating strategies. We have segregated our business activities into three distinct operating segments:

        The following tables present certain financial information about our business segments:

	For the three months ended December 31, 2008
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(unaudited; in millions)
Total revenue	$217.9	$1,439.8	$811.6	$—	$2,469.3
Less: Intersegment revenue	—	568.0	21.5	—	589.5

Operating revenue	217.9	871.8	790.1	—	1,879.8
Cost of natural gas	—	679.6	772.7	—	1,452.3
Operating and administrative	58.6	92.7	3.0	2.4	156.7
Power	36.1	—	—	—	36.1
Depreciation and amortization	27.8	32.2	0.3	—	60.3

Operating income	95.4	67.3	14.1	(2.4)	174.4
Interest expense	—	—	—	50.9	50.9
Other income	—	—	—	0.4	0.4

Income before income tax expense	95.4	67.3	14.1	(52.9)	123.9
Income tax expense	—	—	—	2.0	2.0

Net income	$95.4	$67.3	$14.1	$(54.9)	$121.9

Capital expenditures (excluding acquisitions)	$291.3	$77.0	$—	$6.9	$375.2

(1)
Corporate consists of interest expense, interest income, and other costs such as income taxes, which are not allocated to the other business segments.

	For the three months ended December 31, 2007
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(unaudited; in millions)
Total revenue	$147.8	$1,722.6	$893.5	$—	$2,763.9
Less: Intersegment revenue	—	595.7	47.9	—	643.6

Operating revenue	147.8	1,126.9	845.6	—	2,120.3
Cost of natural gas	—	1,023.8	832.4	—	1,856.2
Operating and administrative	47.9	76.4	2.2	1.2	127.7
Power	29.9	—	—	—	29.9
Depreciation and amortization	17.9	26.0	0.4	—	44.3

Operating income	52.1	0.7	10.6	(1.2)	62.2
Interest expense	—	—	—	29.6	29.6
Other income	—	—	—	0.7	0.7

Income from continuing operations before income tax expense	52.1	0.7	10.6	(30.1)	33.3
Income tax expense	—	—	—	1.4	1.4

Income from continuing operations	52.1	0.7	10.6	(31.5)	31.9
Income from discontinued operations	—	32.6	—	—	32.6

Net income	$52.1	$33.3	$10.6	$(31.5)	$64.5

Capital expenditures (excluding acquisitions)	$371.0	$175.2	$—	$5.6	$551.8

(1)
Corporate consists of interest expense, interest income, and other costs such as income taxes, which are not allocated to the other business segments.

	As of and for the year ended December 31, 2008
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(unaudited; in millions)
Total revenue	$773.4	$7,828.0	$4,837.4	$—	$13,438.8
Less: Intersegment revenue	0.3	3,150.9	227.6	—	3,378.8

Operating revenue	773.1	4,677.1	4,609.8	—	10,060.0
Cost of natural gas	—	3,982.4	4,590.5	—	8,572.9
Operating and administrative	189.4	328.5	10.1	7.1	535.1
Power	140.7	—	—	—	140.7
Depreciation and amortization	100.8	121.0	1.6	—	223.4

Operating income	342.2	245.2	7.6	(7.1)	587.9
Interest expense	—	—	—	180.6	180.6
Other income	—	—	—	2.9	2.9

Income before income tax expense	342.2	245.2	7.6	(184.8)	410.2
Income tax expense	—	—	—	7.0	7.0

Net income	$342.2	$245.2	$7.6	$(191.8)	$403.2

Total assets	$3,976.7	$3,580.2	$319.1	$424.9	$8,300.9

Capital expenditures (excluding acquisitions)	$1,054.1	$303.6	$—	$17.7	$1,375.4

  (1)
  Corporate consists of interest expense, interest income, and other costs such as income taxes, which are not allocated to the other business segments.

	As of and for the year ended December 31, 2007
	Liquids	Natural Gas	Marketing	Corporate(1)	Total
	(in millions)
Total revenue	$548.1	$5,807.3	$3,527.5	$—	$9,882.9
Less: Intersegment revenue	—	2,363.3	237.0	—	2,600.3

Operating revenue	548.1	3,444.0	3,290.5	—	7,282.6
Cost of natural gas	—	2,990.0	3,256.9	—	6,246.9
Operating and administrative	156.1	266.7	8.0	3.5	434.3
Power	117.0	—	—	—	117.0
Depreciation and amortization	67.9	96.1	1.6	—	165.6

Operating income	207.1	91.2	24.0	(3.5)	318.8
Interest expense	—	—	—	99.8	99.8
Other income	—	—	—	3.0	3.0

Income from continuing operations before income tax expense	207.1	91.2	24.0	(100.3)	222.0
Income tax expense	—	—	—	5.1	5.1

Income from continuing operations	207.1	91.2	24.0	(105.4)	216.9
Income from discontinued operations	—	32.6	—	—	32.6

Net income	$207.1	$123.8	$24.0	$(105.4)	$249.5

Total assets	$2,976.9	$3,461.1	$349.6	$104.0	$6,891.6

Capital expenditures (excluding acquisitions)	$1,218.8	$747.9	$1.6	$11.9	$1,980.2

  (1)
  Corporate consists of interest expense, interest income, and other costs such as income taxes, which are not allocated to the other business segments.

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  Exhibit 99.2
ENBRIDGE ENERGY PARTNERS, L.P. CONSOLIDATED STATEMENTS OF INCOME
ENBRIDGE ENERGY PARTNERS, L.P. CONSOLIDATED STATEMENTS OF CASH FLOWS
ENBRIDGE ENERGY PARTNERS, L.P. CONSOLIDATED STATEMENTS OF FINANCIAL POSITION
NET INCOME PER LIMITED PARTNER UNIT
SEGMENT INFORMATION